UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2024

Codexis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34705	71-0872999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Penobscot Drive

Redwood City, CA 94063

(Address of Principal Executive Offices) (Zip Code)

(650) 421-8100

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CDXS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 9, 2024, Codexis, Inc. (the “Company”) reported unaudited pro forma cash and cash equivalents of approximately $70 million as of December 31, 2023, which figure includes cash and cash equivalents of approximately $65 million as of December 31, 2023 and a $5 million upfront payment (the “CDX-7108 Payment”) received in January 2024 in connection with the Company’s previously announced acquisition agreement with Nestlé Health Science (“Nestlé”), executed in December 2023, pursuant to which the Company agreed to assign its interests in its partnered product candidate CDX-7108 for the treatment of exocrine pancreatic insufficiency (including associated agreements and intellectual property rights) to Nestlé. The Company continues to expect that its existing cash and cash equivalents will be sufficient to fund its planned operations to positive cash flow, expected around the end of 2026.

In addition, the Company announced that it is revising the full year 2023 guidance that it originally provided in a press release announcing preliminary financial results for the second quarter of 2023, dated July 20, 2023, and reiterated in its financial results press release for the third quarter of 2023, dated November 2, 2023.

•	Product revenues for 2023 are expected to be toward the upper end of the guidance range of $30 million to $35 million, excluding enzyme sales related to PAXLOVID™.

•

R&D revenues are now expected to be in the range of $25 million to $27 million compared to previous guidance of $21 million to $24 million, which reflects revenue from the CDX-7108 Payment received in January 2024.

•	Gross margin on product revenue is now expected to be in the range of 60% to 65%, excluding enzyme sales related to PAXLOVID™, compared to previous guidance of 55% to 65%.

This preliminary 2023 financial information reflects estimates and represents the most current information available to the Company’s management, as financial closing procedures for the fourth quarter and fiscal year ended December 31, 2023 are not yet complete. The Company expects that its actual results to be reported in its Annual Report on Form 10-K for the year ended December 31, 2023 will not differ materially from the preliminary results, however, these results are subject to change following the completion of year-end accounting procedures and adjustments, including the execution of the Company’s internal control over financial reporting, the completion of the preparation and audit of the Company’s financial statements and the subsequent occurrence or identification of events prior to the formal issuance of the audited financial statements for fiscal year 2023.

Item 7.01.	Regulation FD Disclosure.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

The information in this Current Report on Form 8-K is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” “should,” “suggest,” “target,” “on track,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. To the extent that statements contained in this current report are not descriptions of historical facts, they are forward-looking statements reflecting the current beliefs and expectations of management, including but not limited to statements regarding Codexis’ cash and cash equivalents as of December 31, 2023 and financial results for the full year ended December 31, 2023, Codexis’ having sufficient cash to fund operations to positive cash flow and the anticipated timeline on which Codexis may achieve positive cash flow You should not place undue reliance on these forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Codexis’ control and that could materially affect actual results. Factors that could materially affect actual results include, among others: Codexis’ dependence on its licensees and collaborators; if any of its collaborators terminate their development programs under their respective license agreements with Codexis; Codexis may need additional capital in the future in order to expand its business; if Codexis is unable to successfully develop new technology such as its ECO Synthesis™ platform and dsRNA; Codexis’ dependence on a limited number of products and customers, and potential adverse effects to Codexis’ business if its customers’ products are not received well in the markets; if Codexis is unable to develop and commercialize new products for its target markets; if competitors and potential competitors who have greater resources and experience than Codexis develop products and technologies that make Codexis’ products and technologies obsolete; if Codexis is unable to accurately forecast financial and operational performance; and market and economic conditions may negatively impact Codexis’ business, financial condition and share price. Additional information about factors that could materially affect actual results can be found in Codexis’ Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 27, 2023 and in Codexis’ Quarterly Report on Form 10-Q filed with the SEC on November 3, 2023, including under the caption “Risk Factors,” and in Codexis’ other periodic reports filed with the SEC. Codexis expressly disclaims any intent or obligation to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODEXIS, INC.

Date: January 9, 2024	By:	/s/ Sriram Ryali
Sriram Ryali
Chief Financial Officer